Securities, 424I - Securities, 424I: 1	Mar. 20, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares
Aggregate Sales Price	$ 172,013,836
Aggregate Redeemed or Repurchased, FY	127,104,749
Aggregate Redeemed or Repurchased, Prior FY	(0)
Redemption Credits	(0)
Net Sales	$ 44,909,087
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,201.94